EXHIBIT 10.1 (e)


                   AMENDMENT NO. 5 TO STOCKHOLDERS' AGREEMENT


              AMENDMENT NO. 5 (this "Amendment"), effective as of April 5, 2002, to that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement"), dated November 22, 1995, as amended by that Amendment No. 1, effective September 11, 1996, and as amended by that Amendment No. 2, effective as of December 10, 1996, and as amended by that Amendment No. 3, effective as of February 4, 1997, and as amended by that Amendment No. 4, effective as of June 30, 2000, by and among Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, LAL Family Partners L.P., Lauder & Sons L.P., the Ronald S. Lauder Foundation, Gary
M. Lauder as Custodian under the New York Uniform Transfers to Minors Act f/b/o Rachel Lauder, Gary M. Lauder as Custodian under the New York Uniform Transfers to Minors Act f/b/o Danielle Lauder and the trustees of the various trusts set forth on the signature pages hereof (hereinafter collectively referred to as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized under the laws of the State of Delaware (the "Corporation"). Capitalized terms defined in the Stockholders' Agreement and not otherwise defined herein being used herein as therein defined.

                              W I T N E S S E T H :

              WHEREAS, the Stockholders and the Corporation desire to amend the Stockholders' Agreement to delete certain Stockholders as parties thereto.

              NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

              Article 1. AMENDMENT. The Stockholders' Agreement is hereby amended to delete The Estee Lauder 1994 Trust and the trustees thereof, solely in their capacities as trustees of such trust, as parties to the Stockholders' Agreement.

              Article 2. MISCELLANEOUS. (a) Upon the effectiveness of this Amendment, each reference in the Stockholders' Agreement to "this agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Stockholders' Agreement as amended hereby.

              (b) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

              (c) This Amendment shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

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              (d)    This Amendment may not be changed orally, but only by an
agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

              (e) With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares, other than Shares held by them in their capacity as trustees of such trusts.

              (f) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.



             [The remainder of this page intentionally left blank.]

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              IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                        THE ESTEE LAUDER COMPANIES INC.



                                        By: /s/ Leonard A. Lauder
                                           -------------------------------------
                                           Name:  Leonard A. Lauder
                                           Title: Chairman



                                        /s/ Leonard A. Lauder
                                        ----------------------------------------
                                        Leonard A. Lauder, (a) individually, (b)
                                        as President of LAL Family Corporation,
                                        the sole general partner of LAL Family
                                        Partners L.P., (c) as Trustee of The
                                        Estee Lauder 1994 Trust, (d) as a Class
                                        B General Partner of Lauder & Sons L.P.,
                                        (e) as Trustee of The 1995 Estee Lauder
                                        LAL Trust (a Class B General Partner of
                                        Lauder & Sons L.P.) and (f) as Trustee
                                        of The Estee Lauder 2002 Trust



                                        /s/ Ronald S. Lauder
                                        ----------------------------------------
                                        Ronald S. Lauder, (a) individually, (b)
                                        as Trustee of The Descendents of RSL
                                        1966 Trust, (c) as Trustee of The Estee
                                        Lauder 1994 Trust, (d) as a Class B
                                        General Partner of Lauder & Sons L.P.,
                                        (e) as Trustee of The 1995 Estee Lauder
                                        RSL Trust (a Class B General Partner of
                                        Lauder & Sons L.P.), (f) as Chairman of
                                        the Ronald S. Lauder Foundation and (g)
                                        as Trustee of The Estee Lauder 2002
                                        Trust



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                                        /s/ William P. Lauder
                                        ----------------------------------------
                                        William P. Lauder, (a) individually and
                                        (b) as Trustee of the 1992 Leonard A.
                                        Lauder Grantor Retained Annuity Trust



                                        /s/ Gary M. Lauder
                                        ----------------------------------------
                                        Gary M. Lauder, (a) individually, (b) as
                                        Trustee of the 1992 Leonard A. Lauder
                                        Grantor Retained Annuity Trust, (c) as
                                        custodian under the New York Uniform
                                        Transfers to Minors Act for the benefit
                                        of Danielle Lauder and (d) as custodian
                                        under the New York Uniform Transfers to
                                        Minors Act for the benefit of Rachel
                                        Lauder



                                        /s/ Joel S. Ehrenkranz
                                        ----------------------------------------
                                        Joel S. Ehrenkranz, (a) as Trustee of
                                        the 1992 Leonard A. Lauder Grantor
                                        Retained Annuity Trust and (b) as
                                        Trustee of The 1995 Estee Lauder LAL
                                        Trust (a Class B General Partner of
                                        Lauder & Sons L.P.)



                                        /s/ Richard D. Parsons
                                        ----------------------------------------
                                        Richard D. Parsons, (a) as Trustee of
                                        the Trust f/b/o Aerin Lauder and Jane
                                        Lauder u/a/d December 15, 1976, created
                                        by Estee Lauder and Joseph H. Lauder, as
                                        Grantors, (b) as Trustee of the Trust
                                        f/b/o Aerin Lauder and Jane Lauder u/a/d
                                        December 15, 1976, created by Ronald S.
                                        Lauder, as Grantor, (c) as Trustee of
                                        The 1995 Estee Lauder RSL Trust (a Class
                                        B General Partner of Lauder & Sons L.P.)
                                        and (d) as Trustee of the Aerin Lauder
                                        Zinterhofer 2000 Revocable Trust u/a/d
                                        April 24, 2000, Aerin Lauder
                                        Zinterhofer, as Grantor



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                                        /s/ Daniel J. Aaron
                                        ----------------------------------------
                                        Daniel J. Aaron, as Trustee of The
                                        Separate Share Trust f/b/o Gary M.
                                        Lauder u/a/d December 15, 1976, created
                                        by Leonard A. Lauder, as Grantor



                                        /s/ Ira T. Wender
                                        ----------------------------------------
                                        Ira T. Wender, (a) as Trustee of The
                                        Estee Lauder 1994 Trust, (b) as Trustee
                                        of The 1995 Estee Lauder LAL Trust (a
                                        Class B General Partner of Lauder & Sons
                                        L.P.), (c) as Trustee of The 1995 Estee
                                        Lauder RSL Trust (a Class B General
                                        Partner of Lauder & Sons L.P.) and (d)
                                        as Trustee of The Estee Lauder 2002
                                        Trust



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